Exhibit 99.1

K2M Group Holdings, Inc. Reports Fourth Quarter U.S. Revenue Growth of 21%
and Preliminary Fourth Quarter and Full Year 2016 Financial Results

Leesburg, VA, January 9, 2017 - K2M Group Holdings, Inc. (Nasdaq: KTWO) (the "Company" or "K2M"), a global medical device company focused on designing, developing and commercializing innovative and proprietary complex spine and minimally invasive technologies and techniques, today reported preliminary financial results for the fourth quarter and full year ended December 31, 2016.
Fiscal Year 2016 Financial Summary:

•	Full year 2016 revenue of $236.1 million to $236.6 million, up approximately 9% to 10% year-over-year, or approximately 10% to 11% on a constant currency basis

•	The Company continues to expect full year 2016 net loss and Adjusted EBITDA will be within the range of its previously provided guidance
Fourth Quarter Revenue Summary:

•	Total Q4 revenue of $61.3 million to $61.8 million, up approximately 13% to 14% year-over-year

◦	Domestic Q4 revenue of $47.4 million $47.7 million, up approximately 21% year-over-year, comprised of:

▪	U.S. Complex Spine growth in excess of 17% year-over-year

▪	U.S. Minimally Invasive Surgery (MIS) growth in excess of 35% year-over-year

▪	U.S. Degenerative growth of in excess of 18% year-over-year

◦	International Q4 revenue of $13.9 million to $14.1 million, down approximately 6% to 7% year-over-year, or 3% to 4% on a constant currency basis
“Our preliminary financial results for the fourth quarter of 2016 reflect total revenue growth of approximately 14% to 15% year-over-year on a constant currency basis, driven by U.S. growth of 21% year-over-year,” said President and Chief Executive Officer, Eric Major. “We delivered approximately 17% growth in the U.S. in calendar 2016 and we believe this strong performance reflects the Company’s success in executing our strategic plan of introducing innovative spine technologies and expanding our distribution infrastructure. Our U.S. growth represents the clearest indication of the continued appreciation from the spine surgeon community for our differentiated product offerings. Outside the U.S., we navigated challenging distributor disruptions in Australia and Japan early in the year, and look forward to building on the improving results in recent quarters as we return to expected growth in these markets in 2017. Our strategy is unchanged; we remain focused on increasing our market share in the spinal surgery market by leading with innovation and expanding our distribution footprint. We are confident in our ability to grow our revenue in the mid-teens in 2017 with improved profitability.”
The financial estimates presented above are preliminary and remain subject to management's final review as well as audit by the Company's independent registered accounting firm. The Company intends to report complete fourth quarter and full-year 2016 financial results in late February or early March. Details regarding the timing of the release of those results, as well as details of a conference call and publicly available webcast, will be announced in a subsequent press release.
About K2M Group Holdings, Inc.
K2M Group Holdings, Inc. is a global medical device company focused on designing, developing and commercializing innovative complex spine and minimally invasive spine technologies and techniques used by spine surgeons to treat some of the most difficult and challenging spinal pathologies. K2M has leveraged these core competencies to bring to market an increasing number of products for patients suffering from degenerative spinal conditions. These technologies and techniques, in combination with a robust product pipeline, enable the Company in the global spinal surgery market. Additional information is available online at www.K2M.com.
Forward-Looking Statements

This press release contains forward-looking statements that reflect current views with respect to, among other things, operations and financial performance. Forward-looking statements include all statements that are not historical facts such as our statements about our expected financial results and guidance and our expectations for future business prospects, including with respect to our international distribution partners such as those in Australia and Japan. In some cases, you can identify these forward-looking statements by the use of words such as "“outlook,” “guidance,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties including, among other things: our ability to achieve or sustain profitability; our ability to successfully demonstrate the merits of our technologies; pricing pressure from our competitors, hospitals and changes in third-party coverage and reimbursement; competition and our ability to develop and commercialize new products; aggregation of hospital purchasing from collaboration and consolidation; hospitals and other healthcare providers may be unable to obtain adequate coverage and reimbursement for procedures performed using our products; the safety and efficacy of our products is not yet supported by long-term clinical data; our dependence on a limited number of third-party suppliers; our ability to maintain and expand our network of direct sales employees, independent sales agencies and international distributors and their level of sales or distribution activity with respect our products; the proliferation of physician-owned distributorships; concentration of sales from a limited number of spinal systems or products that incorporate these technologies; loss of the services of key members of our senior management, consultants or personnel; ability to enhance our product offerings through our research and development efforts; failure to properly manage our anticipated growth; acquisitions of or investments in new or complementary businesses, products or technologies; ability to train surgeons on the safe and appropriate use of our products; requirements to maintain high levels of inventory; impairment of our goodwill or intangible assets; disruptions in our information technology systems; any disruption or delays in operations at our facilities, including our new headquarter facility; or an ability to ship a sufficient number of our products to meet demand; ability to strengthen our brand; fluctuations in insurance cost and availability; extensive governmental regulation; in the United States and foreign jurisdictions; failure to obtain or maintain regulatory approvals and clearances; requirements for new 510(k) clearances, premarket approvals or new or amended CE Certificates of Conformity; medical device reporting regulations in the United States and foreign jurisdictions; voluntary corrective actions by us or our distribution or other business partners or agency enforcement actions; a recall of our products; withdrawal or restrictions on our products or the discovery of serious safety issues with our products; possible enforcement action if we engage in improper marketing or promotion of our products; the misuse or off-label use of our products; delays or failures in any future clinical trials; the results of clinical trials; procurement and use of allograft bone tissue; environmental laws and regulations; compliance by us or our sales representatives with FDA regulations or fraud and abuse laws; U.S. legislative or regulatory healthcare reforms; medical device tax provisions in the healthcare reform laws; our need to generate significant sales to become profitable; potential fluctuations in sales volumes and our results of operations may fluctuate over the course of the year; uncertainty in our future capital needs; failure to comply with restrictions in our revolving credit facility; continuing worldwide economic instability; our inability to protect our intellectual property rights; our reliance on patent rights that we either license from others or have obtained through assignments; our patent litigation; the outcome of potential claims that we, our employees, our independent sales agencies or our distributors have wrongfully used or disclosed alleged trade secrets or are in breach of non-competition or non-solicitation agreements with our competitors; potential product liability lawsuits; operating risks relating to our international operations; foreign currency fluctuations; our ability to comply with the Foreign Corrupt Practices Act and similar laws associated with our activities outside the United States; possible conflicts of interest with our large shareholders; increased costs and additional regulations and requirements as a result of becoming a public company; our ability to implement and maintain effective internal control over financial reporting in the future; the potential impact of any future acquisitions, mergers, dispositions, joint ventures, investments or other strategic transactions we may make; and other risks and uncertainties, including those described under the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and our filings with the SEC.
We operate in a very competitive and challenging environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this release. We cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events or circumstances could differ materially from those described in the forward-looking statements.

The forward-looking statements made in this press release relate only to events as of the date on which the statements are made. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements.
Investor Contact:
Westwicke Partners on behalf of K2M Group Holdings, Inc.
Mike Piccinino, CFA
443-213-0500
K2M@westwicke.com

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